[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) HIGH INCOME
SERIES

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                INVESTMENT ADVISER
Jeffrey L. Shames*                      Massachusetts Financial Services Company
Chairman, Chief Executive Officer,      500 Boylston Street
and Director, MFS Investment            Boston, MA 02116-3741
Management(R)
                                        DISTRIBUTOR
Nelson J. Darling, Jr.                  MFS Fund Distributors, Inc.
Professional Trustee                    500 Boylston Street
                                        Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                          SHAREHOLDER SERVICE CENTER
Capitol Entertainment Management        MFS Service Center, Inc.
  Company;                              P.O. Box 2281
Real Estate Consultant                  Boston, MA 02107-9906

PORTFOLIO MANAGER                       For additional information,
Bernard A. Scozzafava*                  contact your financial adviser.

CHAIRMAN AND PRESIDENT                  CUSTODIAN
Jeffrey L. Shames*                      State Street Bank and Trust Company

TREASURER                               AUDITORS
W. Thomas London*                       Deloitte & Touche LLP

ASSISTANT TREASURERS                    WORLD WIDE WEB
Mark E. Bradley*                        www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the 12 months ended December 31, 1998, the Series provided a total return of -0.18% (including the reinvestment of any distributions). This compares to a 1.60% return for the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt, and to a -0.08% return for the Lipper High Yield Bond Fund Index. (The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.)

The past year was a volatile one for the high-yield market. During the first half of the year, high-yield bonds were the best-performing domestic fixed-income asset class. However, in the third quarter, the high-yield market posted its worst performance in eight years due to renewed concerns that economic problems in Asia and Russia would hurt the U.S. economy. The second interest-rate cut by the Federal Reserve Board on October 15 helped restore confidence in the high-yield market and was the catalyst for a price recovery in the fourth quarter.

Although this recovery was modest, we think the high-yield market still offers good long-term value. As of December 31, 1998, the yield on the Lehman Index was 10.5% compared to 4.7% for comparable U.S. Treasury yields, resulting in a spread of 5.8%. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The spread began 1998 at 3.5% and rose to its widest level since 1991 as a result of lower high-yield bond prices and investors' flight to quality. Given our cautious outlook for corporate earnings in 1999 and the historically high-yield levels available in the market today, we believe the high-yield market remains an attractive asset class.

The Series' performance benefited from an overweighted position in the media and entertainment sector, particularly in the bonds of cable television companies. Valuations for these companies rose substantially based on the growing perception that their networks are a cost-effective way to deliver Internet and telephone services to residential consumers. The Series also benefited from being underweighted in the energy sector, which was one of the high-yield market's worst-performing sectors due to the severe decline in oil prices. Performance was negatively impacted by our cyclical holdings, as paper and steel prices declined in response to the Asian economic crisis.

Throughout 1998, our investment strategy became more conservative. Going forward, we expect credit problems to increase among the riskier high-yield companies as corporate profits decline due to slower economic growth. Therefore, we have been adding higher-quality companies to the Series and have reduced our cyclical exposure by selling bonds of some paper, metal, and general industrial companies. One of the major challenges facing investors in 1999 will be determining how individual companies are impacted by global economic events. Therefore, we believe that careful credit selection will remain crucial to the Series' relative performance.

    Respectfully,

/s/ Bernard A. Scozzafava
    Bernard A. Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard A. Scozzafava is Vice President of MFS Investment Management(R). He is portfolio manager of the High Yield offered through MFS(R)/Sun Life annuity products and MFS(R) High Income Series (part of MFS(R) Variable Insurance Trust(SM)).

He joined MFS in 1989 as an Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, and portfolio manager of the annuity series in 1994. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York. Mr. Scozzafava is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

OBJECTIVE AND POLICIES

The Series' objective is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities some of which may involve equity features.

Commencement of investment operations: July 26, 1995

Size: $42.9 million net assets as of December 31, 1998


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from August 1, 1995, through December 31, 1998)

              MFS            Lehman       Consumer        Lipper
              High          Brothers       Price         High Yield
             Income        High Yield      Index         Bond Fund
             Series        Bond Index      - U.S.          Index
-------------------------------------------------------------------
 8/95       $10,000        $10,000        $10,000        $10,000
12/95        10,530         10,430         10,060         10,400
12/96        11,770         11,620         10,400         11,750
12/97        13,370         13,100         10,580         13,290
12/98        13,346         13,356         10,767         13,309

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                          1 Year       3 Years    10 Years/Life
-------------------------------------------------------------------------------
MFS High Income Series*                   -0.18%        +8.24%           +8.77%
-------------------------------------------------------------------------------
Lipper High Yield Bond Fund Index#        -0.08%        +8.51%           +8.72%
-------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#    +1.60%        +8.46%           +8.83%
-------------------------------------------------------------------------------
Consumer Price Index**+                   +1.80%        +2.30%           +2.19%
-------------------------------------------------------------------------------

 * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1998.
** Source: CDA/Wiesenberger. "Life" refers to the period from August 1, 1995, through December 31, 1998.
 # Source: Lipper Analytical Services, Inc. "Life" refers to the period from
   August 1, 1995, through December 31, 1998.
 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Bonds - 84.8%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 75.2%
  Aerospace - 4.0%
    Airplane Pass-Through Trust, 10.875s, 2019+                            $    75          $    79,758
    Argo Tech Corp., 8.625s, 2007                                              130              123,500
    Argo Tech Corp., "C", 8.625s, 2007##                                       100               94,500
    BE Aerospace, Inc., 9.875s, 2006                                           170              177,225
    BE Aerospace, Inc., 8s, 2008                                               175              171,500
    K & F Industries, Inc., 9.25s, 2007                                        220              222,200
    L-3 Communications Corp., 10.375s, 2007                                    400              439,000
    MOOG, Inc., 10s, 2006                                                      255              261,375
    Stellex Industries, Inc., 9.5s, 2007                                        65               56,062
    United Defense Industries, Inc., 8.75s, 2007                               100              100,750
                                                                                            -----------
                                                                                            $ 1,725,870
-------------------------------------------------------------------------------------------------------
  Building - 2.1%
    AAF-McQuay, Inc., 8.875s, 2003                                         $   275          $   267,094
    Nortek, Inc., 9.25s, 2007                                                  245              253,575
    Schuff Steel Co., 10.5s, 2008                                              160              142,000
    Williams Scotsman, Inc., 9.875s, 2007                                      250              255,000
                                                                                            -----------
                                                                                            $   917,669
-------------------------------------------------------------------------------------------------------
  Business Services - 2.1%
    Anacomp, Inc., 10.875s, 2004                                           $   370          $   381,100
    Iron Mountain, Inc., 10.125s, 2006                                         300              325,500
    Pierce Leahy Corp., 11.125s, 2006                                           49               53,655
    Pierce Leahy Corp., 9.125s, 2007                                           125              130,625
                                                                                            -----------
                                                                                            $   890,880
-------------------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    NL Industries, Inc., 11.75s, 2003                                      $   520          $   551,200
    Sterling Chemicals, Inc., 11.25s, 2007                                     235              195,050
                                                                                            -----------
                                                                                            $   746,250
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.0%
    General Binding Corp., 9.375s, 2008                                    $   125          $   125,781
    Kindercare Learning Centers, Inc., 9.5s, 2009                              180              179,100
    Polymer Group, Inc., 9s, 2007                                              425              419,688
    Remington Products Co. LLC, 11s, 2006                                      160              118,000
    Revlon Consumer Products Corp., 8.125s, 2006                               200              191,000
    Samsonite Corp., 10.75s, 2008                                              100               86,000
    Synthetic Industries, Inc., 9.25s, 2007                                    560              576,800
                                                                                            -----------
                                                                                            $ 1,696,369
-------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 4.7%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                      $   100          $   103,500
    Atlantis Group, Inc., 11s, 2003                                             90               89,550
    Ball Corp., 8.25s, 2008##                                                  200              209,500
    Buckeye Cellulose Corp., 8.5s, 2005                                        190              191,900
    Florida Coast Paper Co. LLC, 12.75s, 2003**                                300              153,000
    Gaylord Container Corp., 9.75s, 2007                                       275              236,500
    Gaylord Container Corp., 9.875s, 2008                                      150              108,750
    Graham Packaging/GPC Capital Co., 8.75s, 2008                              100              101,000
    Silgan Holdings, Inc., 9s, 2009                                            175              177,187
    Speciality Paperboard, Inc., 9.375s, 2006                                  125              126,250
    U.S. Can Corp., 10.125s, 2006                                              245              252,350
    U.S. Timberlands, 9.625s, 2007                                             280              283,500
                                                                                            -----------
                                                                                            $ 2,032,987
-------------------------------------------------------------------------------------------------------
  Energy - 4.2%
    Cheasapeake Energy Corp., 9.625s, 2005                                 $   250          $   192,500
    Clark Refining & Marketing, Inc., 8.625s, 2008                             160              157,800
    Clark USA, Inc., 10.875s, 2005                                             315              292,950
    Continental Resources, Inc., 10.25s, 2008                                  200              166,000
    Giant Industries, Inc., 9s, 2007                                           100               92,750
    Gulfmark Offshore, Inc., 8.75s, 2008                                       150              146,250
    HS Resources, Inc., 9.25s, 2006                                            275              253,000
    P&L Coal Holdings Corp., 9.625s, 2008                                      275              279,125
    Petsec Energy, Inc., 9.5s, 2007                                            165               85,800
    Pool Energy Services Co., 8.625s, 2008                                     150              127,500
                                                                                            -----------
                                                                                            $ 1,793,675
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    AMC Entertainment, Inc., 9.5s, 2009                                    $   250          $   255,000
    American Skiing Co., 12s, 2006                                              25               26,000
    Cinemark USA, Inc., 9.625s, 2008                                           225              235,688
    Regal Cinemas, Inc., 9.5s, 2008##                                          140              144,550
                                                                                            -----------
                                                                                            $   661,238
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.5%
    Delta Beverage Group, Inc., 9.75s, 2003                                $   145          $   151,163
    Friendly Ice Cream Corp., 10.5s, 2007                                      165              167,062
    Specialty Foods Corp., 10.25s, 2001                                        350              322,000
                                                                                            -----------
                                                                                            $   640,225
-------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 2.8%
    Casino America, Inc., 12.5s, 2003                                      $   150          $   165,750
    Circus Circus Enterprises, Inc., 6.45s, 2006                                75               67,401
    Coast Hotels & Casinos, Inc., 13s, 2002                                    155              174,375
    Eldorado Resorts LLC, 10.5s, 2006                                          100              106,000
    Lady Luck Gaming Corp., 11.875s, 2001                                      175              176,750
    Prime Hospitality Corp., 9.75s, 2007                                       150              150,750
    Red Roof Inns, Inc., 9.625s, 2003                                          205              207,050
    Santa Fe Hotel, Inc., 11s, 2000                                             65               61,750
    Station Casinos, Inc., 8.875s, 2008##                                      100              100,500
                                                                                            -----------
                                                                                            $ 1,210,326
-------------------------------------------------------------------------------------------------------
  Industrial - 7.3%
    Allied Waste North America, 7.875s, 2009##                             $   225          $   227,812
    Buckeye Technologies, Inc., 8s, 2010                                       100               96,000
    Day International Group, Inc., 11.125s, 2005                                50               52,750
    Furon Co., 8.125s, 2008                                                    135              133,650
    Grove Worldwide LLC/Capital, Inc., 9.25s, 2008                              50               45,000
    Hayes Wheels International, Inc., 11s, 2006                                325              360,750
    Haynes International, Inc., 11.625s, 2004                                  300              273,000
    IMO Industries, Inc., 11.75s, 2006                                         200              202,000
    Interlake Corp., 12s, 2001                                                  75               79,875
    Interlake Corp., 12.125s, 2002                                             175              176,750
    International Knife & Saw, Inc., 11.375s, 2006                             100              102,625
    Johnstown America Industries, 11.75s, 2005                                  75               78,938
    Mark IV Industries, Inc., 7.75s, 2006                                      275              267,437
    Newcor, Inc., 9.875s, 2008                                                 350              325,500
    Numatics, Inc., 9.625s, 2008                                               100               94,250
    Simonds Industries, Inc., 10.25s, 2008                                     150              153,000
    Talon Automotive Group, Inc., 9.625s, 2008                                  50               48,000
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008                       625              275,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                       150              139,125
                                                                                            -----------
                                                                                            $ 3,131,462
-------------------------------------------------------------------------------------------------------
  Media - 14.1%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                       $   150          $   119,813
    Adelphia Communications Corp., 8.375s, 2008##                              300              310,500
    Allbritton Communications Co., 9.75s, 2007                                 160              168,800
    Avalon Cable of Michigan, 9.375s, 2008##                                    50               51,000
    Big Flower Press Holdings, Inc., 8.875s, 2007                              100              101,000
    Big Flower Press Holdings, Inc., 8.625s, 2008##                            125              125,000
    Chancellor Media Corp., 8.75s, 2007                                        200              205,000
    Chancellor Media Corp., 8s, 2008##                                         250              255,000
    Charter Communications Southeast LP, 11.25s, 2006                          325              364,000
    Classic Cable, Inc., 9.875s, 2008##                                        310              323,950
    CSC Holdings, Inc., 8.125s, 2009                                           250              267,887
    Cumulus Media, Inc., 10.375s, 2008                                         215              227,900
    EchoStar Communications Corp., 0s to 1999, 12.875s to 2004                 335              343,375
    EchoStar Satellite Broadcasting Corp., 0s to 2000, 13.125s to 2004         115              114,713
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                               325              331,500
    Frontiervision Operating Partnership LP, 11s, 2006                         100              110,625
    Golden Books Publishing, Inc., 7.65s, 2002 **                               75               23,598
    Granite Broadcasting Corp., 10.375s, 2005                                  200              201,500
    Granite Broadcasting Corp., 8.875s, 2008                                   150              142,500
    Hollinger International Publishing, Inc., 9.25s, 2007                      160              168,000
    Intermedia Capital Partners IV, LP, 11.25s, 2006                           100              112,500
    Jacor Communications Co., 8s, 2010                                         100              104,500
    Lenfest Communications, Inc., 10.5s, 2006                                  175              204,750
    Liberty Group Operating, Inc., 9.375s, 2008                                180              173,250
    LIN Holdings Corp., 0s to 2003, 10s to 2008                                325              224,250
    Marvel Holdings, Inc., 0s, 1998 **                                         185                    0
    NTL, Inc., 0s to 2003, 9.75s to 2008##                                     300              182,625
    NTL, Inc., 0s to 2003, 12.375s to 2008##                                   375              228,750
    Outdoor Systems, Inc., 8.875s, 2007                                        125              133,437
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008##                      350              201,250
    Transwestern Publishing Co., 9.625s, 2007                                   85               88,506
    United International Holdings, Inc., 0s to 2003, 10.75s to 2008            610              323,300
    World Color Press, Inc., 8.375s, 2008##                                     90               90,450
                                                                                            -----------
                                                                                            $ 6,023,229
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.1%
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008##                    $   175          $    95,375
    Beverly Enterprises, Inc., 9s, 2006                                        150              153,000
    Oxford Health Plans, Inc., 11s, 2005##                                      75               72,375
    Pharmerica, Inc., 8.375s, 2008                                             100               89,750
    Prime Medical Services, Inc., 8.75s, 2008                                  325              305,500
    Tenet Healthcare Corp., 8.625s, 2007                                       105              109,725
    Tenet Healthcare Corp., 8.125s, 2008##                                      75               76,875
                                                                                            -----------
                                                                                            $   902,600
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 2.3%
    Alaska Steel Holdings Corp., 9.125s, 2006                              $   150          $   157,125
    Commonwealth Aluminum Corp., 10.75s, 2006                                  225              216,000
    Doe Run Resources Corp., 11.25s, 2005                                      200              160,000
    GS Technologies Operating, Inc., 12.25s, 2005                               75               51,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                              50               49,500
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                            100              100,500
    Metal Management, Inc., 10s, 2008                                          100               60,000
    WCI Steel, Inc., 10s, 2004                                                 180              178,200
                                                                                            -----------
                                                                                            $   972,325
-------------------------------------------------------------------------------------------------------
  Retail - 2.6%
    Cole National Group, Inc., 8.625s, 2007                                $   100          $    98,000
    Finlay Enterprises, Inc., 9s, 2008                                         100               86,000
    Finlay Fine Jewelry Corp., 8.375s, 2008                                     75               66,000
    J.Crew Operating Corp., 10.375s, 2007                                      460              391,000
    Musicland Group, Inc., 9.875s, 2008                                        200              196,000
    Southland Corp., 5s, 2003                                                  300              264,000
                                                                                            -----------
                                                                                            $ 1,101,000
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Jitney-Jungle Stores of America, Inc., 12s, 2006                       $   125          $   138,750
    Pathmark Stores, Inc., 11.625s, 2002                                       250              238,750
    Pathmark Stores, Inc., 9.625s, 2003                                         75               72,750
                                                                                            -----------
                                                                                            $   450,250
-------------------------------------------------------------------------------------------------------
  Telecommunications - 16.3%
    Allegiance Telecommunications, Inc., 0s to 2003, 11.75s to 2008        $   150          $    70,500
    Allegiance Telecommunications, Inc., 12.875s, 2008                         125              122,500
    Amercian Cellular Corp., 10.5s, 2008##                                     150              145,500
    AMSC Acquisition Co., Inc., 12.25s, 2008                                   160               96,800
    Centennial Cellular Operating Co., 10.75s, 2008##                          225              226,125
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                              250               63,750
    Espirit Telecom Group PLC, 10.875s, 2008                                   200              201,000
    Exodus Communications, Inc., 11.25s, 2008                                  300              301,500
    Flag Ltd., 8.25s, 2008                                                     100               98,000
    GCI, Inc., 9.75s, 2007                                                     300              297,000
    Global Crossings Holdings Ltd., 9.625s, 2008                               225              236,250
    GlobalStar LP/Capital, 11.375s, 2004                                       195              145,763
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                              475              342,000
    Intermedia Communications, Inc., 0s to 2002, 11.25s to 2007                400              272,000
    ITC Deltacom, Inc., 11s, 2007                                               81               88,695
    ITC Deltacom, Inc., 9.75s, 2008##                                          175              181,125
    Level 3 Communications, Inc., 9.125s, 2008                                 150              148,687
    McCaw International Ltd., 0s to 2002, 13s to 2007                          175               95,375
    Metromedia Fiber Network, Inc., 10s, 2008##                                200              206,000
    MJD Communications, Inc., 9.5s, 2008                                       100               99,250
    Mobile Telecommunication Technologies Corp., 13.5s, 2002                   135              151,200
    Nextel Communications, Inc., 0s to 1999, 9.75s to 2004                     360              349,200
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                      50               30,500
    Nextel International, Inc., 0s to 2003, 12.125 to 2008                     485              217,037
    Nextlink Communications, Inc., 9.625s, 2007                                100               96,500
    Nextlink Communications, Inc., 10.75s, 2008##                              100              101,000
    Northeast Optic Network, 12.75s, 2008                                      100               98,000
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008                        325              156,000
    Pathnet, Inc., 12.25s, 2008                                                 30               21,000
    Pinnacle Holdings, Inc., 0s to 2003, 10s to 2008                           215              129,000
    Psinet, Inc., 10s, 2005                                                    175              171,500
    Qwest Communications International, Inc., 0s to 2002, 9.47s to 2007        250              194,375
    Qwest Communications International, Inc., 7.5s, 2008##                     125              129,844
    RCN Corp., 0s to 2002, 11.25s to 2007                                      250              145,000
    Rural Cellular Corp., 9.625s, 2008                                         100              100,250
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008##                      300              153,000
    Time Warner Telecommunications LLC, 9.75s, 2008                            450              470,250
    Triton PCS, Inc., 0s to 2003, 11s to 2008                                  450              202,500
    Verio, Inc., 10.375s, 2005                                                 100               97,500
    Verio, Inc., 11.25s, 2008##                                                100              101,000
    Viatel, Inc., 0s to 2003, 12.5s to 2008                                    150               84,000
    Viatel, Inc., 11.25s, 2008                                                 135              130,950
    Western Wireless Corp., 10.5s, 2007                                        200              209,000
                                                                                            -----------
                                                                                            $ 6,976,426
-------------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    Moran Transportation Co., 11.75s, 2004                                 $    50          $    54,063
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    El Paso Electric Co., 8.9s, 2006                                       $    75          $    83,157
    International Utility Structures, 10.75s, 2008                             235              220,313
                                                                                            -----------
                                                                                            $   303,470
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $32,230,314
-------------------------------------------------------------------------------------------------------
  Foreign Bonds - 9.6%
    Belgium - 0.1%
      Hermes Europe Railtel BV, 10.375s, 2009 (Telecommunications)##       $    50          $    50,625
-------------------------------------------------------------------------------------------------------
  Canada - 3.4%
    Clearnet Communications, Inc., 0s to 2000, 14.75s to 2005
      (Telecommunications)                                                 $   175          $   148,969
    Metronet Communications Corp., 0s to 2002, 10.75s to 2007
      (Telecommunications)                                                     320              211,200
    Metronet Communications Corp., 0s to 2003, 9.95s to 2008                   500              300,000
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                        165              128,700
    Repap New Brunswick, Inc., 9s, 2004 (Containers, Forest &
      Paper Products)                                                          150              135,000
    Rogers Cablesystems, Inc., 10.125s, 2012 (Media)                           300              331,500
    Telesystem International Wireless, Inc., 0s to 2002,
      10.5s to 2007 (Telecommunications)                                       150               56,062
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007 (Telecommunications)                                      325              138,125
                                                                                            -----------
                                                                                            $ 1,449,556
-------------------------------------------------------------------------------------------------------
  Greece - 0.2%
    Fage Dairy Industries SA, 9s, 2007 (Food & Beverage Products)          $    75          $    63,375
-------------------------------------------------------------------------------------------------------
  Luxembourg - 0.6%
    Millicom International Cellular Communications Corp., 0s to 2001,
      13.5s to 2006 (Telecommunications)                                   $   380          $   266,000
-------------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Satelites Mexicanos SA De CV, 10.125s, 2004 (Telecommunications)       $   240          $   191,400
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)               $   350          $   346,500
-------------------------------------------------------------------------------------------------------
  Poland - 0.3%
    PTC International Finance B.V., 0s to 2002, 10.75s to 2007
      (Financial Services)                                                 $   175          $   118,781
-------------------------------------------------------------------------------------------------------
  United Kingdom - 3.8%
    Colt Telecommunications Group PLC, 0s to 2001, 12s to
      2006 (Telecommunications)                                            $   610          $   509,350
    Dialog Corporation PLC, 11s, 2007 (Telecommunications)                     225              223,313
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Media)                                                    10                8,225
  Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008 (Telecommunications)##        475              137,750
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007
      (Telecommunications)                                                     500              330,000
    Esat Telecom Group PLC, 11.875s, 2008 (Telecommunications)##               200              202,000
    Telewest PLC, 9.625s, 2006 (Media)                                         225              229,500
                                                                                            -----------
                                                                                            $ 1,640,138
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 4,126,375
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $38,396,919)                                                  $36,356,689
-------------------------------------------------------------------------------------------------------
Preferred Stock - 2.1%
-------------------------------------------------------------------------------------------------------
                                                                            SHARES
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s#                                          149          $         0
-------------------------------------------------------------------------------------------------------
  Media - 1.3%
    CSC Holdings, Inc., 11.125s#                                             1,202          $   132,520
    Primedia, Inc., 8.625s                                                   2,650              257,053
    Primedia, Inc., 10s                                                      1,500              147,000
                                                                                            -----------
                                                                                            $   536,573
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Supermarkets General Holdings Corp., $3.52 Exch., 2007#                  1,500          $    33,000
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Global Crossing Holdings Ltd., 10.5s#,##                                 1,250          $   120,625
    Rural Cellular Corp., 11.375s#                                             211              194,120
                                                                                            -----------
                                                                                            $   314,745
-------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $970,807)                                           $ 884,318
-------------------------------------------------------------------------------------------------------
Convertible Preferred Stock
-------------------------------------------------------------------------------------------------------
  Viatel, Inc., 10s# (Identified Cost, $9,048)                                 144          $     8,640
-------------------------------------------------------------------------------------------------------
Warrants - 0.2%
-------------------------------------------------------------------------------------------------------
  Allegiance Telecommunications, Inc. (Telecommunications)*                    200          $       350
  American Mobile Satellite Corp. (Telecommunications)*##                      160                  621
  Colt Telecommunications Group PLC (Telecommunications)*##                    135               57,665
  DTI Holdings, Inc. (Telecommunications)*                                   1,250                   62
  Esat Holdings Ltd. (Telecommunications)*##                                   500               33,250
  Loral Orion Network Systems, Inc. (Telecommunications)*                      100                  800
  Loral Orion Network Systems, Inc. (Telecommunications)*                      200                3,600
  McCaw International Ltd. (Telecommunications)*##                             175                  219
  Pathnet, Inc. (Telecommunications)*##                                         30                  300
  Renaissance Cosmetics, Inc. (Consumer Goods & Services)*                     129                    0
  Versatel Telecom B.V. (Telecommunications)*                                  350                3,500
-------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $140,545)                                                  $   100,367
-------------------------------------------------------------------------------------------------------
Short-Term Obligation - 10.0%
-------------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
                                                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank due 1/04/99, at Amortized Cost                    $ 4,280          $ 4,278,466
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $43,795,785)                                            $41,628,480
Other Assets, Less Liabilities - 2.9%                                                         1,262,008
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $42,890,488
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security in default.
 # Payment-in-kind security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $43,795,785)              $41,628,480
  Cash                                                                    4,205
  Receivable for Series shares sold                                     744,652
  Receivable for investments sold                                       379,660
  Interest receivable                                                   725,507
  Deferred organization expenses                                          2,883
  Other assets                                                              197
                                                                    -----------
      Total assets                                                  $43,485,584
                                                                    -----------
Liabilities:
  Payable for Series shares reacquired                              $   104,729
  Payable for investments purchased                                     487,225
  Payable to affiliate for management fee                                 1,163
  Accrued expenses and other liabilities                                  1,979
                                                                    -----------
      Total liabilities                                             $   595,096
                                                                    -----------
Net assets                                                          $42,890,488
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $42,063,065
  Unrealized depreciation on investments                             (2,167,305)
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (270,381)
  Accumulated undistributed net investment income                     3,265,109
                                                                    -----------
      Total                                                         $42,890,488
                                                                    ===========
Shares of beneficial interest outstanding                             3,719,952
                                                                    ===========

Net asset value per share
  (net assets / shares of beneficial interest outstanding)             $11.53
                                                                       ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $ 3,588,077
    Dividends                                                            53,255
                                                                    -----------
      Total investment income                                       $ 3,641,332
                                                                    -----------
  Expenses -
    Management fee                                                  $   282,421
    Trustees' compensation                                                1,971
    Shareholder servicing agent fee                                      13,138
    Administrative fee                                                    4,644
    Custodian fee                                                        15,320
    Printing                                                             22,233
    Auditing fees                                                         9,050
    Legal fees                                                            1,655
    Amortization of organization expenses                                 1,836
    Miscellaneous                                                         8,656
                                                                    -----------
      Total expenses                                                $   360,924
    Fees paid indirectly                                                (10,018)
    Reimbursement of expenses to investment adviser                      25,655
                                                                    -----------
      Net expenses                                                  $   376,561
                                                                    -----------
        Net investment income                                       $ 3,264,771
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $  (260,754)
    Foreign currency transactions                                           179
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $  (260,575)
                                                                    -----------
  Change in unrealized depreciation on investments                  $(2,913,850)
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency transactions                             $(3,174,425)
                                                                    -----------
          Increase in net assets from operations                    $    90,346
                                                                    ===========
See notes to financial statements

FINANCIAL STATEMENTS - continued
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                    1998                   1997
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $ 3,264,771            $ 1,832,060
  Net realized gain (loss) on investments and foreign currency
    transactions                                                       (260,575)               626,112
  Net unrealized gain (loss) on investments                          (2,913,850)               469,575
                                                                    -----------            -----------
    Increase in net assets from operations                          $    90,346            $ 2,927,747
                                                                    -----------            -----------
Distributions declared to shareholders -
  From net investment income                                        $(1,834,167)           $   --
  From net realized gain on investments and foreign currency
    transactions                                                       (624,907)               --
  In excess of net realized gain on investments and foreign
    currency transactions                                                (4,172)               --
                                                                    -----------            -----------
    Total distributions declared to shareholders                    $(2,463,246)           $   --
                                                                    -----------            -----------
Net increase in net assets from Series share transactions           $14,601,822            $14,739,696
                                                                    -----------            -----------
      Total increase in net assets                                  $12,228,922            $17,667,443
Net assets:
  At beginning of period                                             30,661,566             12,994,123
                                                                    -----------            -----------
  At end of period (including accumulated undistributed net
    investment income of $3,265,109 and $1,828,871,
    respectively)                                                   $42,890,488            $30,661,566
                                                                    ===========            ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                      1998               1997              1996              1995*
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $12.34             $10.87            $10.29            $10.00
                                                             ------             ------            ------            ------
Income from investment operations# -
  Net investment income(S)                                   $ 1.04             $ 0.95            $ 0.89            $ 0.34
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions             (1.02)              0.52              0.32              0.18
                                                             ------             ------            ------            ------
      Total from investment operations                       $ 0.02             $ 1.47            $ 1.21            $ 0.52
                                                             ------             ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.62)            $ --              $(0.53)           $(0.23)
  From net realized gain on investments and foreign
    currency transactions                                     (0.21)              --               (0.10)             --
  In excess of net realized gain on investments and
    foreign currency transactions                             (0.00)+++           --                --                --
                                                             ------             ------            ------            ------
      Total distributions declared to shareholders           $(0.83)            $ --              $(0.63)           $(0.23)
                                                             ------             ------            ------            ------
Net asset value - end of period                              $11.53             $12.34            $10.87            $10.29
                                                             ======             ======            ======            ======
                                                              -----              -----             -----             -----
Total return                                                (0.18)%             13.52%            11.80%             5.25%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  1.03%              1.01%             1.01%             1.03%+
  Net investment income                                       8.67%              8.17%             8.18%             8.17%+
Portfolio turnover                                             146%               139%              135%               32%
Net assets at end of period (000 omitted)                   $42,890            $30,662           $12,994            $1,946

  * For the period from the commencement of the Series' investment operations, July 26, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
##  The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and ratios would have been:
    Net investment income                                    $ 1.05             $ 0.93            $ 0.82            $ 0.20
    Ratios (to average net assets):
      Expenses##                                              0.96%              1.15%             1.62%             4.38%+
      Net investment income                                   8.74%              8.03%             7.57%             4.82%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is composed of the following 13 series MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign and Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 15 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each countrys legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

The Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998 $5,634 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

At December 31, 1998, the Series, for federal income tax purposes, had a capital loss carryforward of $267,151 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $68,394.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. Government Securities, purchased option transactions and short-term obligations, aggregated $62,611,736 and $51,577,970 respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $43,799,015
                                                                    -----------
Gross unrealized depreciation                                       $(2,772,340)
Gross unrealized appreciation                                           601,805
                                                                    -----------
    Net unrealized depreciation                                     $(2,170,535)
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                       YEAR ENDED DECEMBER 31, 1998         YEAR ENDED DECEMBER 31, 1997
                                  ---------------------------------   ----------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            3,654,161       $ 43,579,726        2,948,827       $ 34,268,303
Shares issued to shareholders in
  reinvestment
  of distributions                       204,758          2,463,244         --                --
Shares reacquired                     (2,623,755)       (31,441,148)      (1,659,364)       (19,528,607)
                                       ---------       ------------        ---------       ------------
    Net increase                       1,235,164       $ 14,601,822        1,289,463       $ 14,739,696
                                       =========       ============        =========       ============

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998, was $291.

(7) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1998, the Series owned the following restricted security (constituting 0.2% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                                            DATE OF ACQUISITION     PRINCIPAL AMOUNT              COST             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust 10.875s, 2019                        3/13/1996               75,000            75,000           $79,758

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (the Series) (one of the series constituting MFS Variable Insurance Series) as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999
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(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                 VHI-2 2/99 26M